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                                                                    EXHIBIT 4.06


                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                            TENDER OF ALL OUTSTANDING
                            14% SENIOR DISCOUNT NOTES
                                    DUE 2004
                               IN EXCHANGE FOR NEW
                   14% SERIES B SENIOR DISCOUNT NOTES DUE 2004
                                       OF

                         OCCIDENTE Y CARIBE CELULAR S.A.

         Registered holders of outstanding 14% Senior Discount Notes due 2004 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of new 14% Series B Senior Discount Notes due 2004 (the "New Notes") and whose Old Notes are not immediately available or who cannot deliver their Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or letter to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Old Notes" and "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

                  The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK

    BY HAND/OVERNIGHT COURIER:                           BY MAIL:
       The Bank of New York
      Reorganization Section                       The Bank of New York
  Corporate Trust Services Window                   Reorganization Section
    101 Barclay Street (7 East)                   101 Barclay Street (7 East)
     New York, New York 10286                      New York, New York 10286
     Attention: Enrique Lopez                      Attention: Enrique Lopez



                                  BY FACSIMILE:
                                 (212) 571-3080

                              CONFIRM BY TELEPHONE:
                                 (212) 815-2742

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.
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Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount at maturity of Old Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus dated [ ], 1996 of Occidente y Caribe Celular S.A. (the "Prospectus"), receipt of which is hereby acknowledged.

                       DESCRIPTION OF SECURITIES TENDERED

Name and address of
registered holder as it
appears on the 14% Senior                                  Aggregate Principal     Principal Amount at
Discount Notes due 2004                                    Amount at Maturity      Maturity of
("Old Notes")                 Certificate Number(s) of     Represented by          Old Notes
(Please Print)                Old Notes Tendered           Old Notes               Tendered


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


                    THE FOLLOWING GUARANTEE MUST BE COMPLETED

                              GUARANTEE OF DELIVERY

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch, agency or correspondent in the United States, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old Notes, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:
             ----------------------          -----------------------------------
                                                      (Authorized Signature)

Address:                                     Title:
        ----------------------------               -----------------------------
                                             Name:
- ------------------------------------               -----------------------------
                          (Zip Code)                    (Please type or print)



Area Code and Telephone Number:              Date:
                                                   -----------------------------
- -------------------------------------

     NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.


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